Exhibit 10.12

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) dated as of June 6, 2007, is executed by BEHRINGER HARVARD CORDILLERA, LLC, a Delaware limited liability company, having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Asset Manager (“Grantor”), in favor of and for the benefit of BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership (“Lender”), with reference to the following facts:

RECITALS

A.            Pursuant to that certain Note and Deed of Trust of even date herewith between Grantor and Lender (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Loan Documents”), Lender is making a loan to Grantor (the “Loan”) in the aggregate principal amount of $26,250,000.00.

B.            As a condition to the making of the Loan, Grantor is required to enter into this Agreement and pledge certain Collateral (as hereinafter defined) to Lender for the purpose of securing Grantor’s obligations under the Loan Documents under the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in order to induce Lender to make the Loan, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

1.             Definitions.  Terms defined in the Uniform Commercial Code in effect in the state of Colorado (as amended, the “Colorado Uniform Commercial Code”) and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Colorado Uniform Commercial Code.  As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

“Agreement” means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

“Collateral” means and includes all present and future right, title and interest of Grantor, in or to any property or assets whatsoever, and all rights and powers of Grantor, to transfer any interest in or to any property or assets whatsoever, whether now or hereafter acquired and wherever the same may from time to time be located, including, without limitation, any and all of the following property:

(a)           All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, payment intangibles, rights to payment, instruments, documents, chattel paper (whether tangible or electronic), promissory notes, security agreements, guaranties, letters of credit, letter-of-credit rights, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Documents), commercial tort claims, notes and drafts, any rights from or through any federal or state government agency or program, and all forms of obligations owing to Grantor or in which Grantor may have any interest, however created or arising and whether or not earned by performance;

(b)           All present and future general intangibles, all tax refunds of every kind and nature to which Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, credits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer and supplier lists, trademarks (including any applications therefor), tradenames, patents (including any applications therefor), licenses, copyrights (including any applications therefor), technology, processes, proprietary information, rights to or in employee or other pension, retirement or similar plans and the assets thereof, retained and unearned insurance premiums, rights and claims under insurance policies, and all insurance proceeds of which Grantor is a beneficiary;

(c)           Whether characterized as accounts, general intangibles, rents or otherwise, all present and future rents (including, without limitation, prepaid rents, fixed, additional and contingent rents), rent equivalents, room rates, royalties (including all oil and gas or other mineral royalties and bonuses), accounts, issues, profits, receipts, earnings, revenues, income, tangible or intangible benefits derived from the operation of a business and the fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels or other lodging facilities and whether paid by cash or credit, including, without limitation, security and other deposits, occupancy charges, hotel room charges, cabana charges, spa charges, golf course fees and charges, food and beverage revenues, bar and mini-bar revenues, room service revenues, vending machine revenues, banquet room revenues, meeting room revenues, revenues from recreational facilities, merchandise sales revenues, parking charges, maintenance, common area, tax, insurance, utility and service charges and contributions, instruction fees, membership charges, restaurant and snack bar revenues;

(d)           All present and future deposit accounts of Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by Grantor with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Grantor, whether or not deposited in any such deposit account;

(e)           All present and future goods, including, without limitation, all consumer goods, farm products, equipment, catalogs, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles, aircraft, documented and undocumented vessels, ships and other watercraft, and all other goods used in connection with or in the conduct of Grantor’s business, including all goods as defined in Section 9-102(44) of the Uniform Commercial Code;

(f)            All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

(g)           All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

(h)           All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

(i)            All present and future stocks, investment property, bonds, debentures, securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, commodity accounts, subscription rights, options, warrants, puts, calls, certificates, investment property, partnership interests, limited liability company membership or other interests, joint venture interests, certificates of deposit, investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

(j)            All other present and future tangible and intangible property of Grantor;

(k)           All present and future rights, remedies, powers and/or privileges of Grantor with respect to any of the foregoing, including the right to make claims thereunder or with respect thereto; and

(l)            Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, payment intangibles, general intangibles, deposit accounts, promissory notes, documents, instruments, certificates of deposit, chattel paper, investment property, letter-of-credit-rights, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

“Obligations” means any and all present and future advances to, and debts, liabilities, obligations, covenants and duties of Grantor or any other party related to any of the foregoing arising under any Loan Document or otherwise with respect to the Loan, in each case, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Grantor or any other party related to any of the foregoing.

2.             Further Assurances.  At any time and from time to time at the request of Lender and the expense of Grantor, Grantor shall promptly execute or consent to the filing of and deliver to Lender all such financing statements and other instruments and documents in form and substance reasonably satisfactory to Lender as shall be necessary or Lender shall reasonably deem desirable to fully create and perfect Lender’s security interests granted pursuant to Section 3 of this Agreement, including, without limitation, financing statements covering all assets of Grantor.  Grantor agrees that at any time, and from time to time, at its sole expense, Grantor shall promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions that may be necessary or desirable, or that Lender reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral and to preserve and protect the Collateral, including, without limitation, payment prior to delinquency of all taxes, assessments and other charges imposed on or relating to the Collateral, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or to the extent that the failure to make such payment would not reasonably be expected to have a material adverse effect.  At any time and from time to time, Lender shall be entitled to file or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Lender may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement.  With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Lender’s security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantor will upon demand of Lender deliver possession of same in pledge to Lender.  With respect to any Collateral consisting of securities, instruments, partnership, joint venture or limited liability company interests, other investments or the like, Grantor hereby consents and agrees (a) to notify any securities intermediary, depositary institution or other bailee therefor, and any issuer thereof, obligor thereon or registrar, transfer agent or trustee thereof, of the security interest of Lender therein, (b) to use commercially reasonable efforts to require any such party to execute and deliver to Lender such acknowledgments, instruments, control agreements or other agreements as may be necessary for Lender to maintain the perfection of such security interest; and (c) that any such party shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Lender to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

3.             Security Agreement.  For valuable consideration, Grantor hereby assigns and pledges to Lender, and grants to Lender a security interest in, all presently existing and hereafter acquired Collateral, together with all products, proceeds, dividends, redemption payments, liquidation payments, cash, instruments and other property, and any and all rights, titles, interests, privileges, benefits and preferences, in each case appertaining or incidental to the Collateral, as security for the timely payment and performance of the obligations under the Loan Document (the “Obligation”), and each of them.  Until this Agreement and the obligations of Grantor hereunder are released in accordance with Section 22 hereof, this Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Obligations, including those arising under successive transactions which shall either continue the Obligations, increase or decrease them, or from time to time create new Obligations after all or any prior Obligations have been satisfied, and notwithstanding the bankruptcy of Grantor or any other Person or other event or proceeding affecting any Person.

4.             Intentionally Omitted.

5.             Partial Releases of Collateral.  Collateral that is required to be released from the pledge and security interest created by this Agreement in order to permit Grantor to (a) comply with its obligations to the maker of any instrument that constitutes Collateral, if any, or (b) take any other action permitted under the Loan Documents or otherwise consented to by Lender shall be so released by Lender at such times and to the extent necessary to permit Grantor to consummate such permitted transactions promptly following Lender’s receipt of written request therefor by Grantor specifying the purpose for which release is requested and such further certificates or other documents as Lender reasonably shall request in its discretion to confirm that Grantor is permitted to consummate such permitted transaction and, if applicable, to confirm Lender’s replacement Lien on appropriate collateral.  Lender, at the expense of Grantor, shall promptly redeliver all such Collateral and shall execute and deliver to Grantor all such documents requested by Grantor that are reasonably necessary to release such Collateral of record whenever Grantor shall be entitled to the release thereof in accordance with this Agreement or this Section.

6.             Incorporation of Representations, Warranties, Covenants and Other Provisions of Loan Documents.  Grantor further represents, warrants and covenants that: (a) Grantor owns the sole, full and clear title to all of the existing Collateral and Grantor has the right and power to grant the security interests granted hereunder; (b) Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral except such as are timely contested in good faith in accordance with the terms and provisions of the Loan Documents or those that are immaterial so long as no material property of Grantor is in jeopardy of being seized, levied upon or forfeited, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Lender at its option may pay any of them, and Lender shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (c) Grantor will not use, or permit to be used, the Collateral for any unlawful purpose or in violation of any Legal Requirement, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (d) Grantor will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like property; (e) Grantor will promptly notify Lender in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 8 hereof or by the Loan Documents, Grantor will not remove or knowingly permit to be removed any part of the Collateral from its place of business without the prior written consent of Lender, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents and (f) in the event Grantor changes its name or its address as either are set forth herein or in the Loan Documents, or its location as a registered organization within the meaning of the Uniform Commercial Code, Grantor will notify Lender of such name, address and/or location change at least thirty (30) days prior to its effective date.

7.             Lender’s Rights Re Collateral.  At any time (whether or not an Event of Default has occurred), without notice or demand and at the expense of Grantor, Lender may, to the extent it may be necessary or desirable to protect the security hereunder, but Lender shall not be obligated to, perform any obligation of Grantor under this Agreement or any obligation of any other Person under the Loan Documents.  At any time and from time to time, at the expense of Grantor, Lender may, to the extent it may be necessary or desirable to protect the security hereunder, but Lender shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned to Lender; and (ii) at any time and from time to time request from obligors on the Collateral, in the name of Grantor or in the name of Lender, information concerning the Collateral and the amounts owing thereon.  Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Lender shall reasonably require consistent with Lender’s interests hereunder.  Grantor shall at any time, at Lender’s request, mark the Collateral and Grantor’s ledger cards, books of account and other records relating to the Collateral with appropriate notations reasonably satisfactory to Lender disclosing that they are subject to Lender’s security interests.  Lender shall at all reasonable times on reasonable prior notice have full access to and the right to audit any and all of Grantor’s books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Lender reasonably may deem necessary or desirable to protect its interests.  Lender shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations except as such notices are expressly required under this Agreement.  Lender shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

8.             Collections on the Collateral.  Notwithstanding anything to the contrary herein, Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing.  Upon the occurrence and during the continuance of an Event of Default, at the option of Lender, Grantor’s right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantor in trust for Lender and immediately delivered in kind to Lender.  Any remittance received by Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Lender’s security interests.  Upon the occurrence and during the continuance of an Event of Default, Lender shall have the sole right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Lender or in the name of Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantor hereby authorizes Lender to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Lender shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Lender without appropriate endorsement, and Lender and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantor, to the same extent as though it were manually executed by the duly authorized officer of Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

9.             Possession of Collateral by Lender.  Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Lender’s possession, custody or control, Lender may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantor’s obligations with respect thereto, or otherwise.  Lender may at any time deliver or redeliver the Collateral or any part thereof to Grantor, and the receipt of any of the same by Grantor shall be complete and full acquittance for the Collateral so delivered, and Lender thereafter shall be discharged from any liability or responsibility therefor.  So long as Lender exercises reasonable care with respect to any Collateral in its possession, custody or control, Lender shall have no liability for any loss of or damage to such Collateral, and in no event shall Lender have liability for any diminution in value of any Collateral occasioned by economic or market conditions or events.  Lender shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Lender is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

10.           Events of Default.  There shall be an event of default (an “Event of Default”) hereunder upon the occurrence and during the continuance of an Event of Default under the Loan Documents and/or upon the occurrence of any breach of Section 13 hereof.

11.           Intentionally Omitted.

12.           Rights Upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default, Lender shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Lender may have under applicable law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 7 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Colorado Uniform Commercial Code and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantor and without affecting the obligations of Grantor hereunder or under any other Loan Document, or the enforceability of the Liens created hereby: (a) to foreclose the Liens created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker’s board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Lender; (d) to notify obligors on the Collateral that the Collateral has been assigned to Lender and that all payments thereon are to be made directly and exclusively to Lender; (e) to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Lender, in whole or in part, the Collateral and any amounts owing thereon or any guaranty or security therefor; and to give all consents, waivers and ratifications with respect to the Collateral and exercise any other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Lender were the owner thereof; (f) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (g) to cause the Collateral to be registered in the name of Lender, as legal owner; (h) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Lender may deposit or surrender control of the Collateral or accept other property in exchange for the Collateral; (i) to settle, compromise or release, on terms acceptable to Lender, in whole or in part, any amounts owing on the Collateral and any disputes with respect thereto; (j) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Lender or in the name of Grantor; (k) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Lender or in the name of Grantor, any and all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Lender which may release any obligor from personal liability on any of the Collateral, and, to the extent allowable by law, Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or non-judicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Lender in exchange for or on account of the Collateral covered by this Agreement, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Lender or Grantor, may be applied by Lender, subject to the provisions of the Loan Documents, without notice to Grantor to the Obligations in such order and manner as Lender in its sole discretion shall determine in accordance with applicable Laws; (l) to take possession of the Collateral with or without judicial process; (m) to insure, process and preserve the Collateral; (n) to endorse, in the name of Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Collateral; (o) to exercise all rights, remedies, powers or privileges provided under the Loan Documents to transfer any or all of the Collateral into the name of Lender or its nominee or nominees; (p) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Lender may, at the cost and expense of Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Lender shall be deemed to have a rent-free tenancy of any premises of Grantor for such purposes and for such periods of time as reasonably required by Lender; (q) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; provided that Lender agrees that it will promptly deliver over to Grantor such opened mail as does not relate to the Collateral; and (r) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Lender’s sole option and as Lender in its sole discretion to the extent allowable by law may deem advisable.  Grantor will, at Lender’s request, assemble the Collateral (or any part thereof, as requested) and make it available to Lender at places which Lender may designate, whether at the premises of Grantor or elsewhere, and will make available to Lender, free of cost, all premises, equipment and facilities of Grantor for the purpose of Lender’s taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

Upon the occurrence and during the continuance of an Event of Default, Lender also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantor hereby expressly consents upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof.  Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice.  The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

Any public or private sale or other disposition of the Collateral pursuant to this Section 12 may be held at any office of Lender, or at Grantor’s place of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral’s being within the view of prospective purchasers.  Lender may direct the order and manner of sale of the Collateral, or portions thereof, as it in its reasonable discretion may determine, and Grantor expressly waives any right to direct the order and manner of sale of any Collateral.  Lender, or any Person on Lender’s behalf, may bid and purchase at any such sale or other disposition.  The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys’ fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then, subject to the provisions of the Loan Documents, to the satisfaction of the Obligations in such order as shall be determined by Lender in its sole and absolute discretion.  Grantor and any other Person then obligated therefor shall pay to Lender on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.  Notwithstanding the foregoing or any other provision contained in this Agreement, the remedies provided by this Agreement shall in no way include the right to take any action in contravention of applicable laws.  In connection with any public or private sale of the Collateral, Lender shall give Grantor at least ten (10) days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition may be made.

With respect to any Collateral consisting of securities, partnership interests, joint venture interests, limited liability company interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Lender may, in its sole and absolute discretion, subject to compliance with the requirements of applicable Laws, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Lender may deem necessary or advisable in order that the sale may be lawfully conducted.  Without limiting the foregoing, Lender may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  In the event that any such Collateral is sold at private sale, Grantor agrees that if such Collateral is sold for a price which Lender in good faith believes to be reasonable under the circumstances then existing, then, subject to Section 9-615(f) of the Uniform Commercial Code, if and to the extent same is not waivable, (a) the sale shall not be deemed to be commercially unreasonable by reason of price, (b) Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (c) Lender shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.  Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Lender of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the Issuer’s assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral that is privately traded.

Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will send or otherwise make available to Grantor, such notice as may be required by the Colorado Uniform Commercial Code of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made.  Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this Section 12.

Upon consummation of any sale of Collateral hereunder, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Grantor or any other Person, and Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted.  If the sale of all or any part of the Collateral is made on credit or for future delivery, Lender shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Lender, and any Collateral so sold may be retained by Lender until the sale price is paid in full by the purchaser or purchasers thereof.  Lender shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

13.           Transfers and Other Liens.  Grantor agrees that, except as permitted under the Loan Documents, it will not (a) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for Liens in favor of Lender or Permitted Encumbrances or (c) take any action with respect to the Collateral that is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

14.           Intentionally Omitted.

15.           Attorney-in-Fact.  Grantor hereby irrevocably appoints Lender as its attorney-in-fact, with full authority in the place and stead of Grantor, and in the name of Grantor, or otherwise, from time to time, in Lender’s sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things which Lender may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement, to preserve, maintain and protect the Collateral and, to preserve, process, develop, maintain and protect the Collateral; (b) to do any and every act which Grantor is obligated to do under this Agreement, at the expense of Grantor and without any obligation to do so; (c) to prepare, sign, file and record, for Grantor, in the name of Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Lender necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; (d) to endorse and transfer any portion of the Collateral upon foreclosure by Lender; and (e) to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Lender’s security interests therein; provided, however, that Lender shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith, gross negligence, willful misconduct or actual malice, Lender shall have no liability or responsibility for any act taken or omission with respect thereto.  The foregoing power of attorney is coupled with an interest and is irrevocable.

16.           Lender May Perform Obligations.  If Grantor fails to perform any Obligation contained herein, and any applicable cure period has expired, Lender may, but without any obligation to do so and without demand upon or prior notice to Grantor, perform the same and take such other action as Lender may deem necessary or desirable to protect the Collateral or Lender’s security interest therein, Lender being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of Lender appears to be prior or superior to Lender’s security interests hereunder (other than Liens permitted by the Loan Documents), and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys’ fees.  Grantor hereby agrees to repay immediately upon demand all sums so expended by Lender, together with interest from the date of expenditure at the rates set forth in the Note.  Lender shall be under no duty or obligation to (a) except to the extent required by Section 9-207 of the Colorado Uniform Commercial Code, preserve, maintain or protect the Collateral or any of Grantor’s rights or interest therein, (b) exercise any voting rights with respect to the Collateral, whether or not an Event of Default has occurred or is continuing or (c) except as otherwise provided herein, in any Loan Document, make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notices of any other nature whatsoever in connection with the Collateral on behalf of Grantor or any other Person having an interest therein; and Lender does not assume and shall not be obligated to perform the obligations of Grantor, if any, with respect to the Collateral.

17.           Other Agreements.  Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Obligations, but each and every term and condition hereof shall be in addition thereto, except that, in the event of any direct inconsistency between the provisions of the other Loan Documents shall control.

18.           Continuing Effect.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

19.           Intentionally Omitted.

20.           Costs and Expenses.  Grantor agrees to pay to Lender all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements, including allocated costs of in-house counsel), incurred by Lender in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof.  All advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any of the Obligations of Grantor under the Loan Documents or any other Loan Document), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be paid to Lender by Grantor immediately upon demand, together with interest thereon at the rate set forth in the Loan Documents.

21.           Statute of Limitations and Other Laws.  Until the Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Obligations may have become barred by any statute of limitations.  Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

22.           Release of Collateral.  This Agreement and all Collateral pledged to Lender hereunder shall be released when all Obligations have been paid and (except for surviving obligations of indemnity as to which no claim is then pending) performed in full and when Grantor has no right to receive any additional advances under the Loan Documents.  Upon such release, Lender shall return any Collateral to Grantor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Lender’s interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantor.

23.           Intentionally Omitted.

24.           Additional Powers and Authorization.  Notwithstanding anything contained herein to the contrary, the Lender may employ agents, trustees, or attorneys-in-fact and may vest any of them with any property (including, without limitation, any Collateral pledged hereunder), title, right or power deemed necessary for the purposes of such appointment.

25.           Governing Law; Assignment; Jurisdiction; Notices.  This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of Colorado (without regard to the conflicts of law or choice of law provisions thereof).  This Agreement shall (a) bind Grantor and its successors and assigns, provided that Grantor may not assign its rights or obligations under this Agreement without the prior written consent of Lender (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Lender, and its successors and assigns and Lender may, without notice to Grantor and without affecting Grantor’s obligations hereunder, assign, sell or grant participations in the Obligations, the Collateral and this Agreement, in whole or in part.  Grantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in Colorado in any action or proceeding arising out of or relating to this Agreement, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.  Grantor agrees that the Lender may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any rights or obligations of all or part of the Obligations any and all information in Lenders’ possession concerning Grantor, Borrower’s Representative, this Agreement and any security for this Agreement.  All notices and other communications under this Agreement shall be in writing and shall be given in the manner provided in Section 12.5 of the Deed of Trust.

26.           WAIVER OF JURY TRIAL; FINAL AGREEMENT.  GRANTOR AND, BY ACCEPTING THIS AGREEMENT, THE LENDER (IN THIS SECTION 26, EACH A “PARTY” AND COLLECTIVELY THE “PARTIES”) HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EACH PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

GRANTOR:

BEHRINGER HARVARD CORDILLERA, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President